Supplement to

CALVERT VARIABLE SERIES, INC.
Ameritas Focused MidCap Value Portfolio

Prospectus dated April 30, 2006

Date of Supplement: November 20, 2006

In the portfolio manager chart under "Subadvisors and Portfolio Managers" on page 60 of the Prospectus, delete Floyd J. Bellman of Harris Associates L.P. ("Harris") as a Portfolio Manager and insert the following portfolio manager for Harris prior to the information provided for Robert M. Levy:
Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Michael J. Mangan	Partner, Portfolio Manager	Mr. Mangan has been with Harris since 1997.	Harris Associates L.P. (1997- present) Portfolio Manager (1997-present) Partner (2004- present) Became Portfolio Manager for this Portfolio (October 31, 2006)	Primary Co-Manager